WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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                     Date of Report (date of earliest event
                          reported): January 17, 1996



                                   VIACOM INC.
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(Exact name of registrant as specified in its charter)



 Delaware                 1-9553                   04-2949533
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(State or other         (Commission               (IRS Employer
jurisdiction of          File Number)             Identification No.)
incorporation)


   1515 Broadway, New York, New York                               10036
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
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Item 5.   Other Events.
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     On January 17, 1996, Viacom Inc. ("Viacom") announced the following changes in executive officers and Board of Directors: Sumner M. Redstone, Chairman of the Board of Viacom, assumed the additional responsibilities of Chief Executive Officer of Viacom, replacing Frank J. Biondi, Jr. Philippe P. Dauman and Thomas
E. Dooley were appointed Deputy Chairmen in addition to their current positions as Executive Vice Presidents. Mr. Dooley was also named a Director of Viacom. A
copy  of  the  press   release,   dated   January  17,  1996,   related  to  the
above-described events is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
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     (c) The following exhibit is filed as part of this report on Form 8-K:

               99.1 Press Release issued by Viacom Inc.
                    dated January 17, 1996.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VIACOM INC.



Date:  January 18, 1996                       By:  /s/ Philippe P. Dauman
                                                 --------------------------
                                             Name:  Philippe P. Dauman
                                              Title: Deputy Chairman,
                                                     Executive Vice President,
                                                     General Counsel and
                                                     Chief Administrative
                                                     Officer

                                 EXHIBIT INDEX
                                 -------------

        Exhibit No.                     Description
        ----------                      -----------

        99.1    Press Release issued by Viacom Inc. dated January 17, 1996